UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 25, 2011 (October 20, 2011)

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7150 Mississauga Road Mississauga, Ontario Canada		L5N 8M5
(Address of principal executive offices)		(Zip Code)

(905) 286-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The Credit Facilities

On October 20, 2011, Valeant Pharmaceuticals International, Inc. (“Valeant”) entered into the Second Amended and Restated Credit and Guaranty Agreement (the “Credit Agreement”) with certain subsidiaries of Valeant, as Guarantors, each of the lenders named therein, Goldman Sachs Lending Partners LLC (“GSLP”) and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A., as Syndication Agent and Issuing Bank, GSLP, as Administrative Agent and Collateral Agent, and the other agents party thereto. The Credit Agreement amends and restates the terms of an amended and restated credit agreement entered into by Valeant’s subsidiary Valeant Pharmaceuticals International (“VPI”) on August 10, 2011, which provided for a one-and-one half-year $200 million senior secured revolving credit facility and a three-month $650 million senior secured bridge loan facility. Valeant was a guarantor under this prior VPI credit facility. The Credit Agreement provides for a $275 million revolving credit facility, including a sublimit for the issuance of standby and commercial letters of credit and a sublimit for swing line loans (the “Revolving Credit Facility”), and a $1.725 billion senior secured term loan A facility (the “Term Loan Facility” and, together with the Revolving Credit Facility, the “Credit Facilities”), which includes a $500 million delayed draw term loan facility (the “Delayed Draw Facility”).

Valeant used a portion of the proceeds of its initial draw under the Credit Facility to repay intercompany indebtedness to VPI, which used the funds to repay $615 million in bridge loans and $200 million in revolving loans outstanding under its prior credit facilities.

The loans under the Credit Facilities may be made to, and the letters of credit under the Revolving Credit Facility may be issued on behalf of, Valeant. All borrowings under the Credit Facilities are subject to the satisfaction of customary conditions, including the absence of a default or an event of default and the accuracy in all material respects of representations and warranties.

Borrowings under the Credit Facilities bear interest at a rate per annum equal to, at Valeant ’s option, either (a) a base rate determined by reference to the higher of (1) the rate of interest quoted in the print edition of The Wall Street Journal, Money Rates Section, as the Prime Rate (currently defined as the base rate on corporate loans posted by at least 75% of the nation’s thirty largest banks) and (2) the federal funds effective rate plus 1/2 of 1% or (b) a LIBO rate determined by reference to the costs of funds for U.S. dollar deposits for the interest period relevant to such borrowing adjusted for certain additional costs, in each case plus an applicable margin. The initial applicable margin for borrowings under the Credit Facilities is 1.75% with respect to base rate borrowings and 2.75% with respect to LIBO rate borrowings. Interest rates are subject to increase or decrease quarterly based on leverage ratios.

In addition to paying interest on outstanding principal under the Credit Facilities, Valeant is required to pay commitment fees of 0.50% per annum in respect of the unutilized commitments under the Revolving Credit Facility, payable quarterly in arrears and 0.50% per annum in respect of the average aggregate daily maximum amount available to be drawn under the Delayed Draw Facility. Valeant also is required to pay letter of credit fees on the maximum amount available to be drawn under all outstanding letters of credit in an amount equal to the applicable margin on LIBO rate borrowings under the Revolving Credit Facility on a per annum basis, payable quarterly in arrears, as well as customary fronting fees for the issuance of letters of credit and agency fees.

Subject to certain exceptions and customary baskets set forth in the Credit Agreement, Valeant is required to make mandatory prepayments of the loans under the Credit Facilities under certain circumstances, including from (1) 100% of net cash proceeds from asset sales outside the ordinary course of business, (2) 100% of the net cash proceeds of insurance and condemnation proceeds for property or asset losses (subject to reinvestment rights and net proceeds threshold), (3) 50% of the net cash proceeds from the issuance of equity securities subject to decrease based on leverage ratios, (4) 100% of the net cash proceeds from the incurrence of debt and (5) 50% of Consolidated Excess Cash Flow (as defined in the Credit Agreement) subject to decrease based on leverage ratios.

Valeant is permitted to voluntarily reduce the unutilized portion of the revolving commitment amount and repay outstanding loans under the Revolving Credit Facility at any time without premium or penalty, other than customary “breakage” costs with respect to LIBO rate loans. Valeant is permitted to voluntarily reduce the commitment amount under the Delayed Draw Facility and repay outstanding loans under the Term Loan Facility at any time without premium or penalty, other than customary “breakage” costs with respect to LIBO rate loans.

The Revolving Credit Facility matures on April 20, 2016 and does not amortize. The Term Loan Facility matures on April 20, 2016 and amortizes quarterly commencing March 31, 2012 at an initial annual rate of 5.0%. The amortization schedule under the Term Loan Facility will increase to 10.0% annually commencing March 31, 2013 and 20% annually commencing March 31, 2014, payable in quarterly installments.

Valeant’s obligations under the Credit Facilities, as well as certain hedging arrangements and cash management arrangements entered into with lenders under the Credit Facilities (or affiliates thereof), are guaranteed by VPI, Biovail International, S.à r.l. (“Luxco”) and PharmaSwiss SA (“PharmaSwiss”), and other subsidiaries that are guarantors under VPI’s indentures.

Valeant’s obligations and the obligations of the guarantors under the Credit Facilities and certain hedging arrangements and cash management arrangements entered into with lenders under the Credit Facilities (or affiliates thereof) are secured by first-priority security interests in substantially all tangible and intangible assets of VPI and the guarantors, including 100% of the capital stock of VPI and each domestic subsidiary of VPI, 65% of the capital stock of each foreign subsidiary of VPI that is directly owned by VPI or a guarantor that is a subsidiary of VPI, and 100% of the capital stock of each other material subsidiary of Valeant (other than VPI ’s subsidiaries), in each case subject to certain exclusions set forth in the credit documentation governing the Credit Facilities.

The Credit Facilities contain a number of covenants that, among other things and subject to certain exceptions, restrict the ability of Valeant and its subsidiaries to:

•	incur additional indebtedness;

•	create liens;

•	enter into agreements and other arrangements that include negative pledge clauses;

•	pay dividends on capital stock or redeem, repurchase or retire capital stock or subordinated indebtedness;

•	create restrictions on the payment of dividends or other distributions by subsidiaries;

•	make investments, loans, advances and acquisitions;

•	merge, amalgamate or sell assets, including equity interests of the subsidiaries;

•	enter into sale and leaseback transactions;

•	engage in transactions with affiliates;

•	enter into new lines of business; and

•	enter into amendments of or waivers under subordinated indebtedness, organizational documents and certain other material agreements.

The Credit Agreement requires that Valeant maintain a Secured Leverage Ratio (as defined in the Credit Agreement) not to exceed 1.75:1.00 as of the last day of each fiscal quarter beginning with the fiscal quarter ending December 31, 2011 through and including the fiscal quarter ending December 31, 2012 and not to exceed 1.50 to 1.00 beginning with the fiscal quarter ending March 31, 2013. The Credit Agreement requires that Valeant maintain an Interest Coverage Ratio (as defined in the Credit Agreement) not to exceed 3.00:1.00 as of the last day of each fiscal quarter.

The Credit Agreement also contains certain customary affirmative covenants and events of default. If an event of default, as specified in the Credit Agreement, shall occur and be continuing, Valeant may be required to repay all amounts outstanding under the Credit Facilities.

The foregoing summary of the Credit Facilities is not complete and is qualified in its entirety by the full and complete text of the Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Supplemental Indentures

In connection with the closing of the Credit Agreement, as required under the indentures of VPI, Luxco and PharmaSwiss became guarantors of VPI’s 6.50% Senior Notes due 2016, 7.25% Senior Notes due 2022, 6.75% Senior Notes due 2021, 6.875% Senior Notes due 2018, 6.75% Senior Notes due 2017 and 7.00% Senior Notes due 2020 (collectively, the “Senior Notes”) pursuant to a supplemental indenture, among VPI, Luxco, PharmaSwiss and The Bank of New York Mellon Trust Company, N.A., as trustee, to each indenture governing the Senior Notes. The description of the supplemental indentures is qualified in its entirety by the copies thereof which are attached as Exhibits 10.3, 10.4, 10.5 and 10.6, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Second Amended and Restated Credit and Guaranty Agreement of Valeant Pharmaceuticals International, Inc. dated as of October 20, 2011

10.2	Amendment No. 3 to Amended and Restated Credit and Guaranty Agreement of Valeant Pharmaceuticals International, dated as of October 20, 2011

10.3	First Supplemental Indenture, dated as of October 20, 2011, by and among the Company, Biovail International S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), PharmaSwiss SA, a company established under the laws of Switzerland, and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of March 8, 2011, by and among the Company, Valeant Pharmaceuticals International, Inc., a Canadian corporation, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 6.50% Senior Notes due 2016 and 7.25% Senior Notes due 2022

10.4	First Supplemental Indenture, dated as of October 20, 2011, by and among the Company, Biovail International S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), PharmaSwiss SA, a company established under the laws of Switzerland, and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of February 8, 2011, by and among the Company, Valeant Pharmaceuticals International, Inc., a Canadian corporation, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 6.75% Senior Notes due 2021

10.5	Second Supplemental Indenture, dated as of October 20, 2011, by and among the Company, Biovail International S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), PharmaSwiss SA, a company established under the laws of Switzerland, and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of November 23, 2010, by and among the Company, Valeant Pharmaceuticals International, Inc., a Canadian corporation, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 6.875% Senior Notes due 2018

10.6	Third Supplemental Indenture, dated as of October 20, 2011, by and among the Company, Biovail International S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), PharmaSwiss SA, a company established under the laws of Switzerland, and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of September 28, 2010, by and among the Company, Valeant Pharmaceuticals International, Inc., a Canadian corporation, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 6.75% Senior Notes due 2017 and 7.00% Senior Notes due 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Robert R. Chai-Onn
Name:	Robert R. Chai-Onn
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: October 25, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Credit and Guaranty Agreement of Valeant Pharmaceuticals International, Inc. dated as of October 20, 2011

10.2	Amendment No. 3 to Amended and Restated Credit and Guaranty Agreement of Valeant Pharmaceuticals International, dated as of October 20, 2011

10.3	First Supplemental Indenture, dated as of October 20, 2011, by and among the Company, Biovail International S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), PharmaSwiss SA, a company established under the laws of Switzerland, and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of March 8, 2011, by and among the Company, Valeant Pharmaceuticals International, Inc., a Canadian corporation, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 6.50% Senior Notes due 2016 and 7.25% Senior Notes due 2022

10.4	First Supplemental Indenture, dated as of October 20, 2011, by and among the Company, Biovail International S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), PharmaSwiss SA, a company established under the laws of Switzerland, and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of February 8, 2011, by and among the Company, Valeant Pharmaceuticals International, Inc., a Canadian corporation, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 6.75% Senior Notes due 2021

10.5	Second Supplemental Indenture, dated as of October 20, 2011, by and among the Company, Biovail International S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), PharmaSwiss SA, a company established under the laws of Switzerland, and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of November 23, 2010, by and among the Company, Valeant Pharmaceuticals International, Inc., a Canadian corporation, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 6.875% Senior Notes due 2018

10.6	Third Supplemental Indenture, dated as of October 20, 2011, by and among the Company, Biovail International S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), PharmaSwiss SA, a company established under the laws of Switzerland, and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of September 28, 2010, by and among the Company, Valeant Pharmaceuticals International, Inc., a Canadian corporation, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 6.75% Senior Notes due 2017 and 7.00% Senior Notes due 2020